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                                                                    EXHIBIT 10.6

                                AMENDMENT NO. 1

                           INVESTOR RIGHTS AGREEMENT

     This Amendment No. 1 is entered into as of the 19/th/ day of July 1999 and amends that certain Investor Rights Agreement (the "Agreement") entered into as of March 23, 1999, by and among GoodNoise Corporation, a Florida corporation (the "Company") and the purchasers of the Company's Series B Preferred Stock of the Company (the "Purchasers").

                                    RECITAL
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     Pursuant to the terms of the Agreement, the Agreement can be amended with the consent of the Company and the holders of at least 67% of the Registrable Securities (as defined in the Agreement). Due to the proposed filing by the Company of a registration statement relating to a follow-on offering (the "Follow-on Registration Statement), it is proposed to delay the filing of the Registration Statement (as defined in the Agreement) until all issues with the Securities and Exchange Commission are resolved regarding the Follow-on Registration Statement.


     The parties agree as follows:

     1. The first sentence of Section 1.2 of the Agreement is hereby amended and restated as follows:

     Not later than the earlier of (i) ten days following the date in which the Company has resolved final comments with the SEC with respect to the Follow On Offering Registration Statement or (ii) September 30, 1999, the Company shall file a registration statement with respect to the Registrable Securities (such registration statement and any successor or substitute registration statement being referred to in this Section 1.2 as the "Registration Statement").

     2. Except as provided herein, the terms of the Agreement remain in full force and effect.

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     The foregoing agreement is hereby executed as of the date first above written.

                                    "COMPANY"


                                    GOODNOISE CORPORATION


                                    By: ________________________________________
                                        Gene Hoffman, Jr.,
                                        President and Chief Executive Officer

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                         COUNTERPART SIGNATURE PAGE TO
           GOODNOISE CORPORATION AMEMDMENT NO. 1 TO RIGHTS AGREEMENT


                                  "Purchaser"


                                  If you are an individual, print your name and sign below.


                                  ______________________________________________
                                   Name (Please Print)


                                  ______________________________________________
                                   Signature


                                  If you are signing on behalf of an entity, please print the name of the entity and sign below, indicating your title.

                                  ______________________________________________
                                   Name (Please Print)

                                  ______________________________________________
                                   Signature


                                  ______________________________________________
                                   Title

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